UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
 PROXY STATEMENT PURSUANT TO SECTION 14(a) of THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.     )
Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [ ]
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
X	Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12
NEWPARK RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

NEWPARK RESOURCES, INC.

2022 Annual Meeting
Vote by May 18, 2022
11:59 PM ET

NEWPARK

NEWPARK RESOURCES, INC.
ATTN: E. CHIPMAN EARLE
9320 LAKESIDE BLVD., SUITE 100
THE WOODLANDS, TEXAS 77381

D74418-P67632

You invested in NEWPARK RESOURCES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 19, 2022
10:00 AM CDT

9320 Lakeside Boulevard
Suite 100
The Woodlands, Texas 77381

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of eight director nominees named in this Proxy Statement to our Board of Directors.	
Nominees:	
1a. Anthony J. Best (Board Chair)	For
1b. Matthew S. Lanigan	For
1c. Roderick A. Larson	For
1d. Michael A. Lewis	For
1e. Claudia M. Meer	For
1f. John C. Mingé	For
1g. Rose M. Robeson	For
1h. Donald W. Young	For
2. Advisory vote to approve named executive officer compensation.	For
3. Ratification of appointment of independent registered public accounting firm.	For
4. Approval of an amendment to the Company's Amended and Restated 2015 Employee Equity Incentive Plan	For
5. Approval of an amendment to the Company's 2014 Non-Employee Directors' Restricted Stock Plan.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D74419-P67632